Exhibit 99.4

GRT STRATEGIC UPDATE: QUESTIONS AND ANSWERS

1.	What was just announced by GRT?

On August 5, 2022 GRT announced the following:

•	A strategic monetization process

•	An updated Net Asset Value (“NAV”)

•	A reinstitution of share redemptions for those in connection with a stockholder death, qualifying disability or determination of incompetence or incapacitation.

2.	What is the Strategic Monetization Process?

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The strategic monetization process was developed by GRT management, the Board and GRT’s financial advisors (Goldman Sachs, Eastdil Secured and BofA Securities) as the optimal way to provide stockholders with liquidity while maximizing value, all amidst the backdrop of COVID and challenging capital markets.

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The process involves a separation of GRT by spinning off a carefully curated portfolio of primarily industrial assets, as well as certain office assets, into a new entity we are temporarily calling IndustrialCo, and immediately listing shares of IndustrialCo on a nationally recognized stock exchange.

•	Upon listing, stockholders will receive shares in IndustrialCo, which will become freely tradable.

•	IndustrialCo will have a separate management team and Board.

•	This separation is expected to be completed by the end of 2022.

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In order to make the separation tax efficient, GRT is seeking stockholder approval to convert GRT from a Maryland corporation to a Maryland real estate investment trust (which vote is discussed in the Proxy Statement that stockholders will receive via mail in the coming weeks)

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Remaining assets in GRT, which will primarily consist of office properties and which are generally discounted by the current public market, will be liquidated over time in a manner deemed optimal for value maximization by GRT management and the Board.

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A prerecorded webcast presentation by GRT management explaining the strategic monetization process (as well as the updated NAV and new SRP discussed below) is available for review on GRT’s website at grtreit.com.

3.	Why is GRT separating?

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The separation is driven by divergent current market demand for industrial and office properties (the former benefitting from growing e-commerce activity and the latter challenged by pandemic-related work-from-home trends).

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We believe the separation will maximize stockholder value because it (i) will place the assets to be owned by IndustrialCo, which we believe are more favorably valued by the market relative to our other assets, in a publicly traded vehicle, which has the potential to trade at an attractive price over time, and (ii) will enable the assets that remain with GRT to be sold in the private market at the optimal time, which we believe will generate higher returns to stockholders than placing those assets in a publicly traded vehicle.

4.	Why does GRT plan to convert to a Maryland real estate investment trust?

•	Converting GRT from a Maryland corporation to a Maryland real estate investment trust enables the separation to be structured in manner that is more tax efficient for stockholders.

•	For this reason, GRT management and the Board recommend a vote FOR this conversion.

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Approval of the conversion is important because it will enable the Board to pursue the path to liquidity and value maximization that it considers to be in the best interest of our stockholders in a manner that does not result in substantial adverse tax consequences to our stockholders. The conversion has the added benefit of maximizing value to our stockholders by eliminating future costs, risks and delays associated with obtaining additional stockholder approvals relating to the liquidation of the Company in the future.

•	In the coming weeks, stockholders will receive the Proxy Statement, which discusses this conversion proposal in greater detail and also recommends an affirmative stockholder vote on other matters.

5.	When is the annual stockholder meeting?

•	The date for the annual stockholder meeting will be determined following the Company’s filing of a definitive Proxy Statement and will be included in the materials that are mailed to our stockholders.

6.	What is the updated Net Asset Value (NAV)?

•	The updated NAV is $7.42 as of June 30, 2022

7.	What caused the change in the NAV?

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The NAV is lower than the last disclosed NAV of $9.10 as of June 30, 2021 primarily due to a reduction in the fair value of GRT’s office properties reflecting continuing pandemic-related challenges and work-from-home trends, partially offset by an increase in the value of GRT’s industrial properties, which have experienced strong fundamentals primarily due to growing e-commerce and on-shoring of supply chains.

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Given this market volatility, and our own observations as we pursue sales of properties as part of our strategic monetization plan, in determining our updated NAV we selected the low end of the range of real estate values calculated by our independent valuation firm. Our NAV estimates may be updated more frequently than annually as a result of our future transaction activity or other significant developments that could affect our NAV per share.

8.	Has GRT reinstated a Share Redemption Plan?

•	Yes, concurrent with the announcement of our updated NAV, GRT adopted a Second Amended and Restated Share Redemption Plan (“SRP”)

•	Under the SRP, GRT will redeem shares in connection with a stockholder’s death, qualifying disability or determination of incompetence or incapacitation (“DD&I”).

•	New redemption requests for DD&I can be submitted now, and the first Redemption Date is September 30, 2022.

•	Stockholders should visit GRT’s website to review information including a copy of the SRP as well as step-by-step instructions on how to submit redemption requests.

•	Please be aware that given the change in NAV, all prior redemption requests, including those for DD&I, are no longer valid and new redemption requests must be submitted.

9.	What are stockholders being asked to do?

•	Stockholders will receive a Proxy Statement in the mail in the coming weeks.

•	We are requesting that stockholders vote YES for a proposal to approve the conversion of the Company from a Maryland corporation to a Maryland real estate investment trust.

•	We are also asking for stockholders to vote YES on four (4) other matters as follows:

(i)	the election of eight directors to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualify,

(ii)	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022,

(iii)	the approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers, and

(iv)	the approval of the adjournment of the annual meeting to a later date if necessary to solicit additional proxies if necessary to approve the conversion proposal.

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We are encouraging stockholders to read and understand the Proxy Statement, and submit their proxies in a timely manner. Doing so will save GRT both time and money, and enable the Company to be more timely in the execution of the strategic monetization process.

10.	Where can Advisors and Investors go to get more information?

•	Extensive information is available on GRT’s website at grtreit.com. There are two ways to access this information from the landing page of the website:

o Click the ‘GRT Strategic Update’ button.

o Click the INVESTORS button.

In each case, you will be directed to the INVESTORS section of the site where GRT has linked key documents related to the strategic monetization process, including a prerecorded webcast presentation from GRT management and GRT’s recently filed Form 8-K and other public documents. Publicly filed documents can also be found on the SEC website at sec.org.

•	Stockholders can also email our Investor Services Team at investorrelations@grtreit.com, or for operational issues call GRT’s dedicated customer service team at 800-679-2112.

•	Financial Advisors can email our advisor services team at advisorservices@grtreit.com, or call Dan Ranchigoda, Vice President, Product Specialist & Advisor Services, at 310-606-3262.

Disclosures

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

These Questions and Answers contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in these Questions and Answers reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Company’s tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire, including the approximately 10% of office lease expirations scheduled to occur prior to or at the end of 2023 (as a percentage of our contractual base rent before abatements and deducting base year operating expenses for gross and modified gross leases); future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether the separation will maximize stockholder value; whether the NYSE will admit IndustrialCo shares for trading; whether any listing of IndustrialCo shares on the NYSE will be accompanied by a capital raise; whether we will be successful in liquidating the Company following the separation by selling the remaining assets at the optimal time and in the optimal manner, as determined by our management and Board; whether the conversion will qualify as a tax-free F reorganization; whether the separation will occur before the end of 2022 or at all; whether we will effect the separation at the time and in a manner that maximizes value for the Company’s stockholders; whether the Board will abandon the separation after determining that it is no longer in the best interests of our stockholders to pursue the separation; when stockholders will receive any net proceeds in connection with the disposition of the remaining assets; whether we will succeed in our investment objectives; whether the combination of net proceeds from the ultimate sale of your shares of IndustrialCo and the distribution of the net proceeds by the Company from the sale of the remaining assets will equal our current NAV; any fluctuation and/or volatility of the trading price of IndustrialCo shares; the amount of the net proceeds to be received by our stockholders from the sale of the remaining assets; statements about the expected benefits of the conversion and/or the separation; our ability to find purchasers for the remaining assets on such terms as our Board determines to be in the best interests of our stockholders; unanticipated difficulties or expenditures relating to the conversion and/or the separation or the pursuit of sales of our remaining assets; the response of stockholders, tenants, business partners and competitors to the announcement of the conversion and/or the separation; legal proceedings that may be instituted against us and others related to the conversion and/or the separation; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of strategic initiatives; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of these Questions and Answers. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Our stockholders are cautioned not to place undue reliance on any forward-looking statement in these Questions and Answers. All forward-looking statements are made as of the date of these Questions and Answers, and the risk that actual results will differ materially from the expectations expressed in these Questions and Answers may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in these Questions and Answers, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in these Questions and Answers will be achieved.

Note Regarding Certain Statements Relating to a Registered Public Offering

Certain statements in these Questions and Answers relating to a potential capital raise by IndustrialCo through an IPO in connection with the listing of IndustrialCo shares on the NYSE in connection with the listing are being made pursuant to, and in accordance with, Rule 135 under the Securities Act and shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Additional Information and Where to Find It

In connection with its 2022 annual meeting of stockholders (“Annual Meeting”), GRT filed a preliminary proxy statement on Schedule 14A on August 5, 2022, with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, GRT intends to mail or otherwise provide the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. INVESTORS AND SECURITY HOLDERS OF GRT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ANNUAL MEETING THAT GRT FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING. The definitive proxy statement, the preliminary proxy statement and any other documents filed by GRT with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com or by writing to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245.

GRT and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from GRT’s stockholders with respect to the Annual Meeting. Information about GRT’s directors and executive officers and their ownership of GRT securities is set forth in GRT’s preliminary proxy statement for the Annual Meeting on Schedule 14A filed with the SEC on August 5, 2022. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com. Additional information regarding the identity of participants in the solicitation of proxies will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting.